                                                                   Exhibit 10.67


  SCHEDULE TO FORM OF CAPSTONE ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


Facility Location              Management Company
-----------------              ------------------
Danville, VA                   BCC at Danville, Inc.


Harrisonburg, VA               BCC at Harrisonburg, Inc.


Roanoke, VA                    BCC at Roanoke, Inc.